Exhibit 10.24

EXECUTION COPY

AMENDMENT NO. 1

TO

SECOND LIEN GUARANTY AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO SECOND LIEN GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of November 12, 2009, is entered into by and among CSSW HOLDINGS, LLC (“CSSW Parent”), CSSW, LLC (“Borrower”, together with CSSW Parent, the “Guarantors”, and each individually, a “Guarantor”), and HSH NORDBANK AG, NEW YORK BRANCH (“HSHN”), in its capacity as Collateral Agent (in such capacity, the “Collateral Agent”) for the Second Lien Secured Parties.

RECITALS

WHEREAS, Guarantors and Collateral Agent have entered into that certain Second Lien Guaranty and Security Agreement (the “Guaranty and Security Agreement”), dated as of July 17, 2009; and

WHEREAS, Guarantors and Collateral Agent desire to amend the description of Pledged Stock in the Guaranty and Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1.                                            Definitions.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Guaranty and Security Agreement and the principles of interpretation set forth therein shall apply herein.

Section 2.                                            Amendment to Guaranty and Security Agreement.

(a)                                  Section 7 is hereby amended as follows: (i) all references to “85 Wells Avenue, Suite 305, Newton MA 02459” are hereby deleted and replaced with “179 Lincoln Street, Suite 500, Boston, MA 02111” and (ii) all references to “Facsimile: (617) 964-3342” are hereby deleted and replaced with “Facsimile: (617) 960-2889”.

(b)                                 Annex 7 is hereby deleted and replaced in its entirety with Annex 7 attached hereto.

Section 3.                                            Miscellaneous.

(a)                          This Amendment shall become effective as of the date hereof.  Except as expressly set forth herein, the Guaranty and Security Agreement as specifically amended by this Amendment shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

(b)                         This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to conflict of laws or choice of laws principles other than Section 5-1401 of the General Obligations Law).

(c)                          This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTORS:

CSSW HOLDINGS, LLC
a Delaware limited liability company

By:
	Name:	Evelyn Lim
	Title:	Secretary

CSSW, LLC
a Delaware limited liability company

By:
	Name:	Evelyn Lim
	Title:	Secretary

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND LIEN

GUARANTY AND SECURITY AGREEMENT

COLLATERAL AGENT:

HSH NORDBANK AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND LIEN

GUARANTY AND SECURITY AGREEMENT

Annex 7

Pledged Notes and Pledged Stock

Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares

CSSW, LLC	N/A	N/A	100% of membership interests
New York Wind III, LLC	N/A	N/A	100% of membership interests
Stetson Holdings, LLC	N/A	N/A	100% of membership interests
CSSW Cohocton Holdings, LLC	N/A	N/A	100% of membership interests

Pledged Notes:

Issuer	Payee	Principal Amount

AMENDMENT NO. 1 TO SECOND LIEN

GUARANTY AND SECURITY AGREEMENT